Exhibit 10.2

终止协议

Termination Agreement

本终止协议(下称“本协议”)由下列各方于2018年3月20日在中华人民共和国(下称“中国”) 杭州签订：

This Termination Agreement (this “Agreement”) has been executed by and among the following parties on March 20, 2018 in Hangzhou, the People’s Republic of China (“China”or the “PRC”):

甲方:	杭州昱曜网络科技有限公司，一家于中国杭州市注册成立的外商独资有限公司，其注册地址位于杭州市萧山经济技术开发区启迪路198号B1-901-11室；
Party A:	Hangzhou Yuyao Network Technology Co., Ltd.(hereinafter “Pledgee”), a wholly foreign owned enterprise with limited liability which is incorporated and established in Hangzhou City, China, with its registered address at Room B1-901-11, 198 Qidi Road, Xiaoshan Economic and Technological Development Zone, Hangzhou City;

乙方:	韩昱、韩扣琳，均为中国境内自然人；及
Party B:	Han Yu and Han Koulin (hereinafter “Pledgors”), are both natural persons in China; and

丙方:	杭州龙运网络科技有限公司，一家于中国杭州市注册成立的有限公司，其注册地址位于杭州市上城区秋涛路28号凤凰城4号2001室。
Party C:

Hangzhou Longyun Network Technology Co., Ltd., a limited liability company incorporated and established in Hangzhou City, China, with its registered address at Room 2001, No. 4 Phoenix City, 28 Qiutao, Road, Shangcheng District, Hangzhou City.

在本协议中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：本协议各方为2016年8月19日《股权质押协议》的合同方；

Whereas, the Parties hereto are parties to the Share Pledge Agreement, dated as of August 19, 2016；

据此，各方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1.	终止

Termination

各方特此同意终止《股权质押协议》。自本协议生效之日起，《股权质押协议》终止且不具有进一步的效力。除另有明确约定外，任一方均不负有《股权质押协议》项下或与之相关的任何进一步的义务。

The Parties hereby agree to terminate the Exclusive Option Agreement. Effective as of the date hereof, the Exclusive Business Cooperation Agreement shall terminate and be of no further force and effect. Except as specifically set forth herein, neither Party shall have any further obligations thereunder or with respect thereto.

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2.	适用法律和争议的解决
Governing Law and Resolution of Disputes

	2.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

2.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在杭州进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Hangzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

2.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

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3.	分割性
Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

4.	协议的修改、补充
Amendments and Supplements

各方可以书面协议方式对本协议作出修改和补充。经过各方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。
Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

5.	语言和副本
Language and Counterparts

本协议以中文和英文书就，一式三份，甲乙丙三方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。
This Agreement is written in both Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本终止协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Termination Agreement as of the date first above written.

甲方： 杭州昱曜网络科技有限公司

Party A: Hangzhou Yuyao Network Technology Co., Ltd.

签字：

By:	/s/ Han Yu
姓	名： 韩昱
Name:	Han Yu
职位:	法定代表人
Title:	Legal Representative

乙方： 韩昱、韩扣琳

Party B: Han Yu, Han Koulin

签字：
By：	/s/ Han Yu /s/ Han Koulin

丙方： 杭州龙运网络科技有限公司

Party C: Hangzhou Longyun Network Technology Co., Ltd.

签字：

By：	/s/ Jianjun Sun
姓	名： 孙建军
Name:	Jianjun Sun
职位：	法定代表人
Title:	Legal Representative

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